                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies

                          Supplement dated May 1, 2016
                     to the Prospectus dated April 28, 2008


     This supplement updates certain information contained in the -April 28, 2008 American Vision Series VUL 2002 prospectus, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy, without charge, on request. These Policies are no longer available for sale.


     General American Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


     THE UNDERLYING ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.


     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


     The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                                   FEE TABLES


ANNUAL ELIGIBLE FUND OPERATING EXPENSES

     The tables below describe the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. One table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2015. The other table describes the annual operating expenses of each Eligible Fund for the year ended December 31, 2015, before and after any applicable fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
   Total Annual Fund Operating Expenses
   (expenses that are deducted from Eligible Fund assets, including management fees, distribution
    and/or service (12b-1) fees, and other expenses)......................................    0.27%       0.98%

ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     The following table is a summary. For more complete information on Eligible Fund fees and expenses, please refer to the prospectus for each Eligible Fund.


                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                           FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Global Small
 Capitalization Fund..............................    0.69%     0.25%            0.04%
American Funds Growth Fund........................    0.33%     0.25%            0.02%
American Funds Growth-Income Fund.................    0.27%     0.25%            0.02%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Equity-Income Portfolio...........................    0.45%     --               0.09%
MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio..............    0.60%     --               0.04%
ClearBridge Aggressive Growth Portfolio...........    0.55%     --               0.02%
Harris Oakmark International Portfolio............    0.77%     --               0.06%
Invesco Mid Cap Value Portfolio...................    0.64%     --               0.04%
Invesco Small Cap Growth Portfolio................    0.85%     --               0.02%
MetLife Asset Allocation 100 Portfolio............    0.07%     --               0.01%
MFS(R) Research International Portfolio...........    0.69%     --               0.07%
Morgan Stanley Mid Cap Growth Portfolio...........    0.65%     --               0.03%
PIMCO Total Return Portfolio......................    0.48%     --               0.04%
T. Rowe Price Mid Cap Growth Portfolio............    0.75%     --               0.03%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio.....    0.79%     --               0.07%
Barclays Aggregate Bond Index Portfolio...........    0.25%     --               0.03%
BlackRock Bond Income Portfolio...................    0.32%     --               0.04%
BlackRock Capital Appreciation Portfolio..........    0.69%     --             0.02%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                        EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Global Small
 Capitalization Fund..............................   --          0.98%       --              0.98%
American Funds Growth Fund........................   --          0.60%       --              0.60%
American Funds Growth-Income Fund.................   --          0.54%       --              0.54%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Equity-Income Portfolio........................... 0.08%         0.62%       --              0.62%
MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio..............   --          0.64%       --              0.64%
ClearBridge Aggressive Growth Portfolio...........   --          0.57%     0.00%             0.57%
Harris Oakmark International Portfolio............   --          0.83%     0.02%             0.81%
Invesco Mid Cap Value Portfolio................... 0.08%         0.76%     0.02%             0.74%
Invesco Small Cap Growth Portfolio................   --          0.87%     0.02%             0.85%
MetLife Asset Allocation 100 Portfolio............ 0.68%         0.76%       --              0.76%
MFS(R) Research International Portfolio...........   --          0.76%     0.06%             0.70%
Morgan Stanley Mid Cap Growth Portfolio...........   --          0.68%     0.01%             0.67%
PIMCO Total Return Portfolio......................   --          0.52%     0.04%             0.48%
T. Rowe Price Mid Cap Growth Portfolio............   --          0.78%       --              0.78%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio.....   --          0.86%     0.12%             0.74%
Barclays Aggregate Bond Index Portfolio...........   --          0.28%     0.01%             0.27%
BlackRock Bond Income Portfolio...................   --          0.36%     0.00%             0.36%
BlackRock Capital Appreciation Portfolio..........   --          0.71%     0.05%             0.66%

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                       FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
BlackRock Large Cap Value Portfolio...........    0.63%       --           0.03%
BlackRock Ultra-Short Term Bond Portfolio.....    0.34%       --           0.03%
Frontier Mid Cap Growth Portfolio.............    0.71%       --           0.03%
Jennison Growth Portfolio.....................    0.60%       --           0.02%
Met/Artisan Mid Cap Value Portfolio...........    0.81%       --           0.03%
Met/Wellington Balanced Portfolio.............    0.46%     0.15%          0.08%
Met/Wellington Core Equity Opportunities
 Portfolio....................................    0.70%       --           0.02%
MetLife Asset Allocation 20 Portfolio.........    0.09%       --           0.02%
MetLife Asset Allocation 40 Portfolio.........    0.06%       --             --
MetLife Asset Allocation 60 Portfolio.........    0.05%       --             --
MetLife Asset Allocation 80 Portfolio.........    0.05%       --             --
MetLife Mid Cap Stock Index Portfolio.........    0.25%       --           0.04%
MetLife Stock Index Portfolio.................    0.25%       --           0.02%
MFS(R) Total Return Portfolio.................    0.55%       --           0.05%
MFS(R) Value Portfolio........................    0.70%       --           0.02%
MSCI EAFE(R) Index Portfolio..................    0.30%       --           0.10%
Neuberger Berman Genesis Portfolio............    0.81%       --           0.03%
Russell 2000(R) Index Portfolio...............    0.25%       --           0.06%
T. Rowe Price Large Cap Growth Portfolio......    0.60%       --           0.02%
T. Rowe Price Small Cap Growth Portfolio......    0.47%       --           0.03%
Western Asset Management Strategic
 Bond Opportunities Portfolio.................    0.59%       --           0.04%
Western Asset Management
 U.S. Government Portfolio....................    0.47%       --           0.02%



                                                 ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                   AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------- ----------- ----------- --------------- -----------
BlackRock Large Cap Value Portfolio...........   --          0.66%     0.03%             0.63%
BlackRock Ultra-Short Term Bond Portfolio.....   --          0.37%     0.02%             0.35%
Frontier Mid Cap Growth Portfolio.............   --          0.74%     0.02%             0.72%
Jennison Growth Portfolio.....................   --          0.62%     0.08%             0.54%
Met/Artisan Mid Cap Value Portfolio...........   --          0.84%       --              0.84%
Met/Wellington Balanced Portfolio.............   --          0.69%     0.00%             0.69%
Met/Wellington Core Equity Opportunities
 Portfolio....................................   --          0.72%     0.12%             0.60%
MetLife Asset Allocation 20 Portfolio......... 0.52%         0.63%     0.01%             0.62%
MetLife Asset Allocation 40 Portfolio......... 0.56%         0.62%       --              0.62%
MetLife Asset Allocation 60 Portfolio......... 0.60%         0.65%       --              0.65%
MetLife Asset Allocation 80 Portfolio......... 0.65%         0.70%       --              0.70%
MetLife Mid Cap Stock Index Portfolio......... 0.01%         0.30%     0.00%             0.30%
MetLife Stock Index Portfolio.................   --          0.27%     0.01%             0.26%
MFS(R) Total Return Portfolio.................   --          0.60%       --              0.60%
MFS(R) Value Portfolio........................   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio.................. 0.01%         0.41%     0.00%             0.41%
Neuberger Berman Genesis Portfolio............   --          0.84%     0.01%             0.83%
Russell 2000(R) Index Portfolio............... 0.01%         0.32%     0.00%             0.32%
T. Rowe Price Large Cap Growth Portfolio......   --          0.62%     0.02%             0.60%
T. Rowe Price Small Cap Growth Portfolio......   --          0.50%       --              0.50%
Western Asset Management Strategic
 Bond Opportunities Portfolio.................   --          0.63%     0.04%             0.59%
Western Asset Management
 U.S. Government Portfolio....................   --          0.49%     0.01%             0.48%

     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


                       THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS


THE COMPANY

     On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such a separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation has not yet been set, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on the financial strength of any company that issues variable insurance products. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. However, any separation transaction will not affect the terms or conditions of your Policy, and General American Life Insurance Company will remain fully responsible for its respective contractual obligations to Policy owners.


THE ELIGIBLE FUNDS

     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


ELIGIBLE FUND                              INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
----------------------------------------   ------------------------------------------   -------------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Global Small                Seeks long-term growth of capital.           Capital Research and Management
 Capitalization Fund                                                                    Company
American Funds Growth Fund                 Seeks growth of capital.                     Capital Research and Management
                                                                                        Company
American Funds Growth-Income Fund          Seeks long-term growth of capital and        Capital Research and Management
                                           income.                                      Company
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio                    Seeks reasonable income. The fund            Fidelity Management & Research
                                           will also consider the potential for         Company
                                           capital appreciation. The fund's goal is     Subadviser: FMR Co., Inc.
                                           to achieve a yield which exceeds the
                                           composite yield on the securities
                                           comprising the S&P 500(R) Index.
MET INVESTORS SERIES TRUST --
 CLASS A
Clarion Global Real Estate Portfolio       Seeks total return through investment        MetLife Advisers, LLC
                                           in real estate securities, emphasizing       Subadviser: CBRE Clarion Securities
                                           both capital appreciation and current        LLC
                                           income.
ClearBridge Aggressive Growth              Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: ClearBridge Investments,
                                                                                        LLC
Harris Oakmark International Portfolio     Seeks long-term capital appreciation.        MetLife Advisers, LLC
                                                                                        Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio            Seeks high total return by investing in      MetLife Advisers, LLC
                                           equity securities of mid-sized               Subadviser: Invesco Advisers, Inc.
                                           companies.
Invesco Small Cap Growth Portfolio         Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: Invesco Advisers, Inc.

ELIGIBLE FUND                               INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
-----------------------------------------   ------------------------------------------   --------------------------------------
MetLife Asset Allocation 100 Portfolio      Seeks growth of capital.                     MetLife Advisers, LLC
MFS(R) Research International Portfolio     Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: Massachusetts Financial
                                                                                         Services Company
Morgan Stanley Mid Cap Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: Morgan Stanley
                                                                                         Investment Management Inc.
PIMCO Total Return Portfolio                Seeks maximum total return,                  MetLife Advisers, LLC
                                            consistent with the preservation of          Subadviser: Pacific Investment
                                            capital and prudent investment               Management Company LLC
                                            management.
T. Rowe Price Mid Cap Growth Portfolio      Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                         Subadviser: T. Rowe Price Associates,
                                                                                         Inc.
METROPOLITAN SERIES FUND
Baillie Gifford International Stock         Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio -- Class A                                                                    Subadviser: Baillie Gifford Overseas
                                                                                         Limited
Barclays Aggregate Bond Index               Seeks to track the performance of the        MetLife Advisers, LLC
 Portfolio -- Class A                       Barclays U.S. Aggregate Bond Index.          Subadviser: MetLife Investment
                                                                                         Advisors, LLC
BlackRock Bond Income Portfolio --          Seeks a competitive total return             MetLife Advisers, LLC
 Class A                                    primarily from investing in                  Subadviser: BlackRock Advisors, LLC
                                            fixed-income securities.
BlackRock Capital Appreciation              Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio -- Class A                                                                    Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value                   Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio -- Class A                                                                    Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond             Seeks a high level of current income         MetLife Advisers, LLC
 Portfolio -- Class A (formerly             consistent with preservation of capital.     Subadviser: BlackRock Advisors, LLC
 BlackRock Money Market Portfolio)
Frontier Mid Cap Growth Portfolio --        Seeks maximum capital appreciation.          MetLife Advisers, LLC
 Class A                                                                                 Subadviser: Frontier Capital
                                                                                         Management Company, LLC
Jennison Growth Portfolio -- Class A        Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                         Subadviser: Jennison Associates LLC
Met/Artisan Mid Cap Value Portfolio --      Seeks long-term capital growth.              MetLife Advisers, LLC
 Class A                                                                                 Subadviser: Artisan Partners Limited
                                                                                         Partnership
Met/Wellington Balanced Portfolio --        Seeks long-term capital appreciation         MetLife Advisers, LLC
 Class E (formerly WMC Balanced             with some current income.                    Subadviser: Wellington Management
 Portfolio)                                                                              Company LLP
Met/Wellington Core Equity                  Seeks to provide a growing stream of         MetLife Advisers, LLC
 Opportunities Portfolio -- Class A         income over time and, secondarily,           Subadviser: Wellington Management
 (formerly WMC Core Equity                  long-term capital appreciation and           Company LLP
 Opportunities Portfolio)                   current income.

ELIGIBLE FUND                                INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
------------------------------------------   ------------------------------------------   --------------------------------------
MetLife Asset Allocation 20 Portfolio --     Seeks a high level of current income,        MetLife Advisers, LLC
 Class A                                     with growth of capital as a secondary
                                             objective.
MetLife Asset Allocation 40 Portfolio --     Seeks high total return in the form of       MetLife Advisers, LLC
 Class A                                     income and growth of capital, with a
                                             greater emphasis on income.
MetLife Asset Allocation 60 Portfolio --     Seeks a balance between a high level         MetLife Advisers, LLC
 Class A                                     of current income and growth of
                                             capital, with a greater emphasis on
                                             growth of capital.
MetLife Asset Allocation 80 Portfolio --     Seeks growth of capital.                     MetLife Advisers, LLC
 Class A
MetLife Mid Cap Stock Index                  Seeks to track the performance of the        MetLife Advisers, LLC
 Portfolio -- Class A                        Standard & Poor's MidCap 400(R)              Subadviser: MetLife Investment
                                             Composite Stock Price Index.                 Advisors, LLC
MetLife Stock Index Portfolio --             Seeks to track the performance of the        MetLife Advisers, LLC
 Class A                                     Standard & Poor's 500(R) Composite           Subadviser: MetLife Investment
                                             Stock Price Index.                           Advisors, LLC
MFS(R) Total Return Portfolio -- Class A     Seeks a favorable total return through       MetLife Advisers, LLC
                                             investment in a diversified portfolio.       Subadviser: Massachusetts Financial
                                                                                          Services Company
MFS(R) Value Portfolio -- Class A            Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                          Subadviser: Massachusetts Financial
                                                                                          Services Company
MSCI EAFE(R) Index Portfolio -- Class A      Seeks to track the performance of the        MetLife Advisers, LLC
                                             MSCI EAFE(R) Index.                          Subadviser: MetLife Investment
                                                                                          Advisors, LLC
Neuberger Berman Genesis                     Seeks high total return, consisting          MetLife Advisers, LLC
 Portfolio -- Class A                        principally of capital appreciation.         Subadviser: Neuberger Berman
                                                                                          Investment Advisers LLC
Russell 2000(R) Index Portfolio --           Seeks to track the performance of the        MetLife Advisers, LLC
 Class A                                     Russell 2000(R) Index.                       Subadviser: MetLife Investment
                                                                                          Advisors, LLC
T. Rowe Price Large Cap Growth               Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio -- Class A                                                                     Subadviser: T. Rowe Price Associates,
                                                                                          Inc.
T. Rowe Price Small Cap Growth               Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio -- Class A                                                                     Subadviser: T. Rowe Price Associates,
                                                                                          Inc.
Western Asset Management Strategic           Seeks to maximize total return               MetLife Advisers, LLC
 Bond Opportunities Portfolio --             consistent with preservation of capital.     Subadviser: Western Asset
 Class A                                                                                  Management Company
Western Asset Management                     Seeks to maximize total return               MetLife Advisers, LLC
 U.S. Government Portfolio --                consistent with preservation of capital      Subadviser: Western Asset
 Class A                                     and maintenance of liquidity.                Management Company

----------
FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).


      Premium Payments               General American
                                     P.O. Box 790201
                                     St. Louis, MO 63179-0201
      Payment Inquires and           General American
      Correspondence                 P.O. Box 355
                                     Warwick, RI 02887-0355
      Beneficiary and Ownership      General American
      Changes                        P.O. Box 357
                                     Warwick, RI 02887-0356
      Surrenders, Loans,             General American
      Withdrawals and                P.O. Box 356
      Division Transfers             Warwick, RI 02887-0356
      Death Claims                   General American
                                     P.O. Box 356
                                     Warwick, RI 02887-0356
      All Telephone                  (800) 638-9294
      Transactions and Inquiries

     You may request a transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.


                               TAX CONSIDERATIONS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The death benefit under the Policy should generally be excludable from the gross income of the Beneficiary to the extent provided in
Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. - A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the


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


Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test". A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during a 7-pay testing period or seven years after a material change, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a Policy Owner which is a non-natural person, such as a corporation.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a non-taxable recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Split dollar insurance plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. General American may be entitled to certain tax benefits related to the assets of the Separate Account. These benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since General American is the owner of the assets from which the tax benefits are derived.

GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.


                              FINANCIAL STATEMENTS

     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.